CPG Vintage Access Fund, LLC

December 31, 2025 (UNAUDITED)

Investment Funds - (91.74%)	Acquisition Date	Cost	Fair Value
North America - (91.74%)
Buyout - (21.39%)
NB Select Opportunities Fund, L.P.(a)(b)(c)(d)	12/22/2017	$8,127,402	$10,663,524
Trilantic Capital Partners VI (North America), L.P.(a)(c)(e)	5/1/2018	20,361,184	22,246,526
Total Buyout		28,488,586	32,910,050
Credit - (3.00%)
Ares Private Credit Solutions, L.P.(a)(c)	12/15/2017	2,680,796	3,401,241
GSO Credit Alpha Fund II, L.P.(a)(c)	3/29/2018	8,130,426	1,213,682
Total Credit		10,811,222	4,614,923
Growth - (67.35%)
Blackstone Tactical Opportunities Fund III, L.P.(a)(b)(c)(f)	5/22/2018	12,238,177	11,789,721
Blue Owl Healthcare Opportunities II, L.P.(a)(b)	1/18/2018	2,703,569	736,071
INVESCO Venture Alpha Fund, L.P.(a)(c)	6/11/2018	12,543,321	33,680,472
KKR Health Care Strategic Growth Fund, L.P.(a)(b)(c)	11/17/2017	12,398,366	15,429,291
North Haven Expansion Equity, L.P.(a)(b)(c)	3/28/2018	14,444,266	23,732,339
North Haven Expansion Equity, L.P. Opportunity Fund(a)(b)	3/28/2018	4,067,612	7,491,079
Warburg Pincus Financial Sector, L.P.(a)(b)(c)	11/21/2017	4,903,184	10,764,180
Total Growth		63,298,495	103,623,153
Total North America		102,598,303	141,148,126
Total Investment Funds		$102,598,303	$141,148,126

Total Investments - (91.74%)		$102,598,303	$141,148,126
Other Assets in Excess of Liabilities - (8.26%)			12,700,358
Net Assets - (100.00%)			$153,848,484

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $141,148,126, which represents 91.74% of net assets as of December 31, 2025.
(b)	Non-income producing security.
(c)	The Fund held unfunded commitments in the investment as of December 31, 2025.
(d)	Security is held by CPG VA Acquisition Fund No. 2, LLC.
(e)	Security is held, in its entirety or partially, by CPG VA Acquisition Fund, LLC.
(f)	Security is held by CPG VA Acquisition Fund No. 3, LLC.

CPG Vintage Access Fund, LLC

SUMMARY OF INVESTMENTS (AS A PERCENTAGE OF TOTAL NET ASSETS)

Investment Funds
North America
Buyout	21.39%
Credit	3.00%
Growth	67.35%
Total North America	91.74%
Total Investments in Investment Funds	91.74%

Total Investments at Fair Value	91.74%
Assets in Excess of Other Liabilities	8.26%
Net Assets	100.00%

CPG VINTAGE ACCESS FUND, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025 (UNAUDITED)

The following is a summary of significant accounting policies followed by CPG Vintage Access Fund, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820. Other investments are assigned a level based upon observability of the inputs which are significant to the overall valuation.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Macquarie Wealth Advisors, LLC (the “Adviser”) as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Board shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their consolidated financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used at December 31, 2025 in valuing the Fund’s assets and liabilities:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments Funds	$–	$–	$–	$141,148,126	$141,148,126
Total	$–	$–	$–	$141,148,126	$141,148,126

*	The Fund did not hold level 1, level 2, or level 3 securities at year end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.